SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                       ___________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                       ___________________

        Date of Report (Date of earliest event reported)
                          July 2, 2001

                     Dole Food Company, Inc.
     (Exact name of Registrant as specified in its charter)

          Delaware           001-4455          99-0035300
       (State or Other     (Commission      (I.R.S. Employer
       Jurisdiction of     File Number)     Identification No.)
      Incorporation or
        Organization)

       One Dole Drive
      Westlake Village,                           91362
         California                             (Zip Code)
    (Address of Principal
     Executive Offices)


                         (818) 874-4000
      (Registrant's telephone number, including Area Code)


                       ___________________

ITEM 5.   OTHER EVENTS.

     Effective June 30, 2001 at 11:59 p.m. (Hawaii time),
Dole Food Company, Inc. (the "Company") changed its state of incorporation from Hawaii to Delaware. The change in the Company's state of incorporation was approved by its stockholders at the annual meeting of stockholders held on June 8, 2001.

     The reincorporation in the State of Delaware was accomplished by the merger of Dole Food Company, Inc., a Hawaii corporation, into its wholly-owned subsidiary, DFCM, Inc., a Delaware corporation, which was the surviving corporation in the merger. At the time of the effectiveness of the merger, the corporate name of DFCM, Inc. was changed to Dole Food Company, Inc. Prior to the merger, DFCM, Inc. had no assets or liabilities other than nominal assets or liabilities. The reincorporation will not result in any change in the Company's name, business, assets or liabilities; will not cause the Company's corporate headquarters or other facilities to be moved; and will not result in any relocation of management or other employees.

     Stockholders will not be required to undertake a mandatory exchange of the Company's shares. Certificates for the Company's shares automatically represent an equal number of shares in the Delaware corporation. The Company's common stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, by operation of Rule 12g-3 thereunder.

     The full text of the press release describing the reincorporation is set forth in Exhibit 99.1 attached hereto.

ITEM 7.   EXHIBITS.

   Exhibit
   Number      Description

  99.1         Press release dated July 2, 2001.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DOLE FOOD COMPANY, INC.


                         By:  /s/ Lawrence A. Kern
                              Lawrence A. Kern
                              President and Chief Operating
                              Officer

Date:  July 2, 2001

                                                     EXHIBIT 99.1

Dole Food Company, Inc.
  P.O. Box 5132  Westlake Village, CA 91359-5132  818-874-4000
 Fax 818-874-4893



                                                NEWS RELEASE

                                      CONTACT:  FREYA MANEKI

                                                818-879-6812

 DOLE FOOD COMPANY, INC. ANNOUNCES REINCORPORATION AS A DELAWARE
                           CORPORATION


     WESTLAKE VILLAGE, California, July 2, 2001 -- Dole Food Company, Inc. (NYSE: DOL) today announced that the reincorporation of the company from Hawaii to Delaware became effective July 1, 2001. The reincorporation was approved by the company's stockholders at the 2001 Annual Meeting of Stockholders held June 8, 2001.

     Dole Food Company, Inc., with 2000 revenues of $4.8 billion, is the world's largest producer and marketer of high-quality fresh fruit, fresh vegetables and fresh-cut flowers and markets a growing line of packaged foods.

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